UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 29, 2020

Date of Report (Date of earliest event reported)

SUMMER INFANT, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-33346	20-1994619
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1275 PARK EAST DRIVE

WOONSOCKET, RHODE ISLAND 02895

(Address of Principal Executive Offices) (Zip Code)

(401) 671-6550

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SUMR	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 29, 2020, the Compensation Committee of the Board of Directors of Summer Infant, Inc. (the “Company”) approved, and the Company entered into, an amendment to the consulting agreement between the Company and Edmund J. Schwartz, the Company’s Chief Financial Officer. Pursuant to the amendment, Mr. Schwartz will be eligible to receive a cash bonus based on performance in the third and fourth quarters of fiscal year 2020 as if he were a participant in the Company’s 2020 Annual Bonus Plan. Under the 2020 Annual Bonus Plan, eligible employees may receive a cash bonus equal to a percentage of their annual base salary if certain performance metrics are met. The bonus is based on four metrics, each weighted at 25% of the total bonus: (i) adjusted EBITDA, (ii) gross sales, (iii) departmental goals, and (iv) a discretionary portion based on individual performance. In its discretion, the Company may make a partial payout of the bonus each quarter if the quarterly adjusted EBITDA metric is met, such that the Company would pay out 50% of the earned bonus for the quarter and holdback the remaining 50% until the end of the fiscal year. Bonuses will only be paid out if the threshold adjusted EBITDA metric for fiscal 2020 is met.

Pursuant to his amended agreement, Mr. Schwartz is eligible to receive a bonus equal to 40% of his annual compensation for the third and fourth quarters. If the Company meets the performance metrics at target for the third and fourth quarters of fiscal 2020 and Mr. Schwartz is still providing services to the Company at the end of fiscal 2020, Mr. Schwartz would receive $48,000.00. If the performance metrics exceed target, Mr. Schwartz may receive up to two times his target amount for fiscal 2020, or $96,000.00.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Letter Agreement dated May 12, 2020, among Edmund J. Schwartz, Summer Infant, Inc. and Summer Infant (USA), Inc.

10.2	Amendment dated September 29, 2020 to Letter Agreement among Edmund J. Schwartz, Summer Infant, Inc. and Summer Infant (USA), Inc. dated May 12, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUMMER INFANT, INC.

Date: October 1, 2020	By:	/s/ Edmund J. Schwartz
Edmund J. Schwartz
Chief Financial Officer